UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2021

ACM Research, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38273	94-3290283
(State or Other Jurisdiction of Incorporation)	(IRS Employer File Number)	(Commission Identification No.)

42307 Osgood Road, Suite I
Fremont, California	94539
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (510) 445-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	ACMR	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934:Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On August 17, 2021, we issued a press release entitled “ACM Research’s Operating Subsidiary ACM Research (Shanghai) Completes its IPO Registration with China Securities Regulatory Commission.” A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference

The information contained in this Item 8.01 and in the press release furnished as Exhibit 99.1 to this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section or Section 11 or 12(a)(2) of the Securities Act of 1933. The information contained in this Item 8.01 and in the press release furnished as Exhibit 99.1 to this report shall not be incorporated by reference into any filing with the Securities and Exchange Commission made by us whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description
99.1	Press Release of ACM Research, Inc. dated August 17, 2021
104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ACM RESEARCH, INC.

	By:	/s/ Mark McKechnie
Mark McKechnie
Chief Financial Officer and Treasurer
Dated: August 20, 2021